UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section
                     14(a) of the Securities Exchange Act of
                              1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [X]      Preliminary Proxy Statement

   [ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
             14A-6(E)(2))
   [ ]      Definitive Proxy Statement
   [ ]      Definitive Additional Materials
   [ ]      Soliciting Material Pursuant to ss.240.14a-12

                (Name of Registrant as Specified In Its Charter)

                              RYDEX VARIABLE TRUST

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]      No fee required.
   [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

   [ ]      Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

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               (4)  Date Filed:

                              Rydex Variable Trust

                         9601 Blackwell Road, Suite 500

                               Rockville, MD 20850

March 1, 2010

Dear Contract Holder/Plan Participant:

The Board of Trustees (the "Board") of Rydex Variable Trust has called a special meeting of shareholders of Multi-Cap Core Equity Fund (the "Fund"), a series of Rydex Variable Trust (the "Trust") to be held April 7, 2010 at 3:00 p.m., Eastern Time, or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Board has approved a Plan of Liquidation and Dissolution with respect to the Fund whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record in one or more cash payments which will immediately be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), as applicable. Under the Plan of Liquidation, the Fund will promptly wind up its business and affairs. Subject to approval by the Fund's shareholders, the date of liquidation for the Fund is anticipated to be on or about April 23, 2010. The Board has called the Special Meeting so that shareholders can vote on the proposed Plan of Liquidation and Dissolution of Series (the "Proposal").

After careful consideration, the Board has unanimously approved this proposal with respect to the Fund and recommends that shareholders vote "FOR" the proposal. Accordingly, you are asked to authorize the liquidation.

If the Proposal is approved by shareholders of the Fund and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Fund, upon the liquidation of the fund, your contract/account value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York; Northern Lights Variable Trust JNF Money Market Portfolio if you have a variable annuity issued by Jefferson National Life Insurance Company; NVIT Money Market Fund (Class I) if you have a variable annuity or a life insurance policy issued by Nationwide Life Insurance Company; or Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by Security Benefit Life Insurance Company.

A Proxy Statement that describes the Proposal is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. ON APRIL 6, 2010.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                            Sincerely,

                                            /s/ Richard M. Goldman

                                            Richard M. Goldman

                                            President

                           MULTI-CAP CORE EQUITY FUND

                                   A SERIES OF

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500

                               ROCKVILLE, MD 20850

                                 (800) 820-0888

                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 7, 2010

                                   -----------


To the Shareholders:

Notice is hereby given that Rydex Variable Trust (the "Trust") will hold a special meeting of shareholders of Multi-Cap Core Equity Fund (the "Fund") on April 7, 2010, at 3:00 p.m., Eastern Time as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve a Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of the Fund; and

     2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Trustees of the Trust (the "Board") unanimously approved the Plan of Liquidation and Dissolution and recommends that shareholders vote "FOR" the Proposal.

Shareholders of record at the close of business on February 16, 2010 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting.

By Order of the Board,

/s/ Joanna M. Haigney

Joanna M. Haigney

Secretary

                                  INTRODUCTION

WHY IS THE SPECIAL MEETING BEING HELD?

         The Board of Trustees (the "Board") of Rydex Variable Trust (the "Trust") on behalf of Multi-Cap Core Equity Fund (the "Fund") is sending this proxy statement ("Proxy Statement"), the attached Notice of Special Meeting and the enclosed Voting Instructions Card on or about March 1, 2010. At the special meeting (the "Special Meeting"), shareholders of the Fund will be asked to approve the Plan of Liquidation and Dissolution of the Fund, providing for the liquidation and dissolution of the Fund (the "Proposal"). Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.


WHY DID YOU SEND ME THIS BOOKLET?

         Shares of the Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies. As such, First Security Benefit Life Insurance and Annuity Company of New York, Jefferson National Life Insurance Company, Nationwide Life Insurance Company and Security Benefit Life Insurance Company (collectively, the "Insurance Companies") are the only shareholders of record of the Fund. Rydex Variable Trust is soliciting voting instructions from variable annuity contract holders and life insurance policy owners invested in the Fund in connection with the proposal. As such and for ease of reference, throughout the proxy statement, variable annuity contract holders and life insurance policy owners may be referred to as "shareholders" of the Fund.

         You have received this Proxy Statement because you have a variable annuity contract or life insurance policy issued by of one of the Insurance Companies and you are invested in the Fund. As such, you have the right to give voting instructions on shares of the Fund that are attributable to your variable annuity contract or life insurance policy, if your voting instructions are properly submitted and received prior to the Special Meeting.

         This booklet also includes certain information about Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market), as provided in APPENDIX A. If the Proposal is approved by shareholders of the Fund and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Fund, upon the liquidation of the Fund, your contract/account value will be reinvested in either Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York; Northern Lights Variable Trust JNF Money Market Portfolio if you have a variable annuity issued by Jefferson National Life Insurance Company; NVIT Money Market Fund (Class I) if you have a variable annuity or life insurance policy issued by Nationwide Life Insurance Company; or Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by Security Benefit Life Insurance Company. Please see "How are the proposed liquidation plan and related transactions to be effected if the Fund's shareholders approve the Proposal?" below for more information.


WHO IS ASKING FOR MY VOTE?

         The enclosed proxy is being solicited by the Board for use at a special meeting of the Fund's shareholders.


WHO IS ELIGIBLE TO VOTE?

         Shareholders holding an investment in shares of the Fund as of the close of business on February 16, 2010 (the "Record Date") are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares.


         As of the Record Date, no person owned beneficially more than 5% of any class of the Fund, except as set forth in APPENDIX B. To the best of the Trust's knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of the Portfolio.

HOW DO I VOTE?


         Shares of the Fund are sold to Insurance Companies and their Separate Accounts and are used as investment options under variable annuity contracts and life insurance policies ("Variable Contracts"). Variable Contract holders who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract holders. Therefore, for Separate Accounts that are registered with the SEC, an Insurance Company will request voting instructions from the Variable Contract holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract holder. In the event that any Variable Contract holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract holders investing through the same Separate Account, even if only a small number of Variable Contract holders provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract holders fail to give voting instructions, a small number of Variable Contract holders may determine the outcome of the vote.

         Variable Contract holders permitted to give instructions to an Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract holders.

         Shares of the Fund are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Fund. With respect to Fund shares held by trustees or custodians of Qualified Plans, in the event any Plan Participants fail to give instructions as how to vote their shares, the trustee or custodian will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted. The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

         Qualified Plans, and in some cases their participants, are permitted to give instructions to the Fund and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

         If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on April 7, 2010.


WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

         The Special Meeting is scheduled to be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 7, 2010 at 3:00 p.m., Eastern Time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.


HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

         Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of the Fund's annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. YOU CAN OBTAIN COPIES OF THOSE REPORTS, WITHOUT CHARGE, BY WRITING TO RYDEX VARIABLE TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850, OR BY CALLING 888.820.0888.


HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         The Board recommends that shareholders vote "FOR" the Proposal.

                                  THE PROPOSAL

             APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF

                           MULTI-CAP CORE EQUITY FUND


WHAT IS THE PROPOSAL?

         At the Board's February 12, 2010 meeting, the Board, including those trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), approved the proposed liquidation and dissolution plan of Multi-Cap Core Equity Fund and directed that the liquidation plan, providing for the liquidation and dissolution of the Fund, be submitted to the Fund shareholders for approval. A copy of the form of the liquidation plan, which provides for the complete liquidation of all assets of the Fund, is attached to this Proxy Statement as APPENDIX C.


WHAT ARE THE REASONS FOR THE PROPOSED LIQUIDATION AND DISSOLUTION OF THE FUND?

         The Fund commenced operations on November 29, 2005 and is an insurance-dedicated fund that is offered through variable annuity contracts and insurance policies issued by insurance companies.


         Since inception, the Fund has been less popular with the public than originally anticipated. Sales have been weak, and the issuers do not anticipate any future prospects for gathering substantial assets for the Fund. To illustrate, as of December 31, 2009, the Fund's assets under management were only $2,384,788.


         Considering that the asset size of the Fund is small, Management does not anticipate that the Fund will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does Management anticipate offering the Fund through new insurance or retirement products. Furthermore, Management determined that maintaining the Fund at its current asset levels would not be beneficial in the long-term to shareholders. For example, the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities. Consequently, Management determined that action should be taken to address the small asset size of the Fund.


         In evaluating alternatives for the Fund, Management considered reorganization and liquidation options for the Fund. Management analyzed a possible merger of the Fund with other funds in the Rydex Funds complex, and concluded that due to the costs associated with a fund reorganization, a fund merger was not an appropriate option. Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Fund represents the most favorable course of action.


HOW ARE THE PROPOSED LIQUIDATION PLAN AND RELATED TRANSACTIONS TO BE EFFECTED IF THE FUND'S SHAREHOLDERS APPROVE THE PROPOSAL?


         If the liquidation plan is approved by the Fund's shareholders, the liquidation plan will be effective on or about April 7th, 2010 ("Effective Date"). On or about April 22, 2010, but not later than April 23, 2010 (the "Liquidation Date"), the Fund will be liquidated in accordance with the terms of its liquidation plan. All portfolio securities of the Fund not already converted to cash or cash equivalents will be converted to cash or cash equivalents.


         Between the Effective Date and the Liquidation Date (the "Liquidation Period"), the Fund will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Fund. If the Fund is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Fund may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund's books as of the Liquidation Date; and
(ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.


         On the Liquidation Date, the Fund's assets will be distributed ratably among its shareholders of record in one or more cash payments which will immediately be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market) as applicable. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on April 23, 2010 and subsequently, the Fund's books will be closed and subject to applicable law, the shareholders' respective interests in the Fund will not be transferable or redeemable. The first distribution of the Fund's assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, if any.


         As discussed above, the Fund is only available as an investment option for variable annuity contracts and life insurance policies issued by insurance companies. Prior to the proposed liquidation, Variable Contract holders and Plan Participants will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the liquidation plan of the Fund and you have not elected to move your contract/account value to a new investment option prior to the Fund's Liquidation Date, upon the liquidation of the Fund, your contract/account value will be reinvested in a default investment option as follows:


     o If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by First Security Benefit Life Insurance and Annuity Company of New York, your contract value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), depending upon the investment options available to you under your Variable Contract;

     o If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by Jefferson National Life Insurance Company, your contract value will be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio;

     o If you are a participant in a registered group annuity contract or you hold an individual annuity contract or life insurance policy issued by Nationwide Life Insurance Company, your contract value will be reinvested in NVIT Money Market Fund (Class I);

     o If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Security Benefit Life Insurance Company, your contract value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), depending upon the investment options available to you under your Variable Contract.


         After the liquidation of the Fund, you will be provided a notice about this reinvestment and will be informed that you may request transfers of your contract/account value out of any of these funds pursuant to the terms under your Variable Contract or Qualified Plan.


         Variable Contract holders and Plan Participants may have other portfolio options through their variable annuity and life insurance platforms and Qualified Plans, respectively. If you are a Variable Contract holder whose Variable Contract includes the Fund as an investment option, please consult the current prospectus for your Variable Contract or call 1-800-888-2461 if you are a First Security Benefit Life Insurance and Annuity Company of New York Contract holder, 1-866-667-0561 if you are Jefferson National Variable Contract holder, 1-800-848-6331 if you are a Nationwide Life Insurance Company variable annuity contract holder, 1-800-243-6295 if you are a Nationwide Life Insurance Company life insurance policy owner, or 1-800-888-2461 if you are a Security Benefit Life Insurance Company Variable Contract holder for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes the Fund as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.

         With respect to Variable Contract holders, after consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Fund will not have an impact on a Variable Contract holder's right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract holder would be able to transfer contract values out of any sub-account invested in the Fund free of any charges at any time. In connection with the liquidation of the Fund, any such transfer out of the Fund or any of the default investment options described above within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Portfolio will not alter a Variable Contract holder's rights or the obligations of the insurance company to that Variable Contract holder. In addition, if the liquidation plan is adopted, Variable Contract holders will continue to have the same rights they previously had to withdraw contract values allocated to the Fund under their Variable Contracts. Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract holders should consult the prospectus for their Variable Contract.

INFORMATION ABOUT NORTHERN LIGHTS VARIABLE TRUST JNF MONEY MARKET PORTFOLIO, NVIT MONEY MARKET FUND (CLASS I), RYDEX VARIABLE TRUST U.S. GOVERNMENT MONEY MARKET FUND AND SBL FUND SERIES C (MONEY MARKET)

         APPENDIX A contains certain information about Northern Lights Variable Trust JNF Money Market Portfolio , NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market), including a table comparing current operating expenses between the Fund and these funds. This information is summary in nature, and you should consult the prospectuses for Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) for more complete information about these funds. In connection with the liquidation of the Fund, you will receive a prospectus of Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if your contract/account value is reinvested in any of these funds, as applicable. There is no assurance that Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) will perform as expected or achieve its investment objective.


         More detail information about Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market) is available in each corresponding fund's statement of additional information, semi-annual report, and annual report to shareholders. The copies of each fund's prospectus, statement of additional information, and semi-annual and annual reports can be obtained, without charge, by writing to your insurance carrier at the following addresses:

First Security Benefit Life Insurance and
Annuity Company of New York
PO Box 750497
Topeka, KS  66675-0491

Jefferson National Life Insurance
9920 Corporate Campus Dr., Suite 1000
Louisville, KY  40223

Nationwide World Headquarters
One Nationwide Plaza RR1-04-F4
Columbus, OH 43215-2220

Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, KS 66636

ARE THERE ANY FEDERAL INCOME TAX CONSEQUENCES?

         Liquidation of the Fund will not result in tax implications for the Fund or the Variable Contract holders because the Fund is held in variable annuity and life insurance products. However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

WHO PAYS THE COSTS OF THE FUND'S LIQUIDATIONS?

         PADCO Advisors II, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 ("PADCO" or the "Advisor"), the Fund's investment adviser, or an affiliate, will bear the costs of the Fund's liquidation including the expense of soliciting the Fund's shareholders for approval of the Fund's liquidation plan. However, the Fund will bear the transaction costs (i.e., commissions) associated with the liquidation of the Fund's securities.


WHAT IS THE REQUIRED VOTE?

         Approval of the Proposal by the Fund's shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on this proposal.


WHAT HAPPENS IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

         If the Fund's shareholders do not approve the Proposal, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.


WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its February 12, 2010 meeting, including a memorandum from Management discussing Management's rationale for proposing the liquidation plan of the Fund. After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board's February 12, 2010 meeting, approved the Proposal and voted to recommend its approval to shareholders of the Fund . The Board is recommending that shareholders vote "FOR" the Proposal to approve the liquidation plan of the Fund.

                             ADDITIONAL INFORMATION

CERTAIN OF THE FUND'S SERVICE PROVIDERS

Principal Underwriter. Rydex Distributors, Inc. (the "Distributor"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the distributor and principal underwriter for shares of the Trust and the Fund under the general supervision and control of the Board and the officers of the Trust and pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"). The Distributor is a subsidiary of Security Benefit Corporation ("Security Benefit") and an affiliate of the Advisor.

The Administrator. Rydex Fund Services, Inc. (the "Administrator"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the administrator for the Trust, and the Fund, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a administration agreement between the Trust and the Administrator (the "Administration Agreement"). The Administrator is a subsidiary of Security Benefit and an affiliate of the Advisor.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about March 1, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of PADCO, the investment advisor, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the investment advisor and/or its affiliates. The estimated cost of retaining The Altman Group is approximately $15,000.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on February 16, 2010 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of the Fund as to which voting instructions may be given to the Trust is determined by dividing the amount of the shareholder's variable annuity or life insurance policy value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date. As of the Record Date, there were issued and outstanding [XXX] shares of the Fund, representing the same number of votes. The Insurance Companies who are known to have owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed on Exhibit C. As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund. As of the Record Date, there were no persons who were known to control the Fund.

An Insurance Company that uses shares of the Fund as funding media for its Variable Contracts will vote shares of the Fund held by its Separate Accounts in accordance with the instructions received from shareholders. An Insurance Company also will vote shares of the Fund held in such Separate Account for which it has not received timely instructions in the same proportion as it votes shares so held for which it has received instructions even in instances where a broker would be prevented from exercising discretion. "Broker non-votes," therefore, will be voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions.. As a result, a small number of shareholders could determine the outcome of the vote if other shareholders fail to vote. An Insurance Company whose Separate Account invests in the Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Separate Account in the aggregate.

More than 50% of the Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted by an Insurance Company or abstentions will be counted toward establishing a quorum. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. As a practical matter, because the Insurance Companies own more than 50% of the Fund's shares and each Insurance Company is expected to be present at the Special Meeting, in person or by proxy, it is likely that there will be a quorum at the Special Meeting.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Fund prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions have the effect of a negative vote on Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the Fund's address, or by calling the telephone number shown on the front page of this proxy statement. The Fund will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust, 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                              By Order of the Board of Trustees,

                                              /s/ Richard M. Goldman

                                              Richard M. Goldman
                                              President

                               LIST OF APPENDICES

Appendix A:       Summary Information of Northern Lights Variable Trust JNF
                  Money Market Portfolio, NVIT Money Market Fund (Class I),
                  Rydex Variable Trust U.S. Government Money Market Fund and
                  SBL Fund Series C (Money Market)

Appendix B:       Beneficial and Record Owners

Appendix C:       Form of Plan of Liquidation and Dissolution of Series

                                   APPENDIX A

                             SUMMARY INFORMATION OF
            NORTHERN LIGHTS VARIABLE TRUST JNF MONEY MARKET PORTFOLIO
                        NVIT MONEY MARKET FUND (CLASS I)
             RYDEX VARIABLE TRUST U.S. GOVERNMENT MONEY MARKET FUND
                        SBL FUND SERIES C (MONEY MARKET)

         The following information is extracted from the May 1, 2009 prospectus of Multi-Cap Core Equity Fund, a series of Rydex Variable Trust; May 1, 2009 prospectus of JNF Money Market Portfolio, a series of Northern Lights Variable Trust; the May 1, 2009 prospectus of NVIT Money Market Fund (Class I), a series of Nationwide Variable Insurance Trust; the May 1, 2009 prospectus of Rydex Variable Trust U.S. Government Money Market Fund, a series of Rydex Variable Trust and the May 1, 2009 prospectus of Series C (Money Market), a series of SBL Fund. Variable Contract holders or Plan Participants should review the prospectuses of Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class I), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market) carefully before making any investment decisions with respect to these funds.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(% OF AVERAGE DAILY NET ASSETS)
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
                                 MULTI-CAP CORE    JNF MONEY MARKET   NVIT MONEY MARKET   RYDEX VARIABLE        SBL FUND SERIES C
                                 EQUITY FUND (1)   PORTFOLIO (2)      FUND (CLASS I) (3)  TRUST U.S.            (MONEY MARKET)
                                                                                          GOVERNMENT MONEY
                                                                                          MARKET FUND
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
Management Fees                  0.50%             0.15%              0.38%               0.50%                 0.50%
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
Distribution and/or Service      n/a               0.00%              n/a                 n/a                   n/a
(12b-1) Fees
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
Other Expenses                   0.63%             0.55%              0.26%               0.72%                 0.15%
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
Total Expenses                   1.13%             0.70%              0.64%               1.22%                 0.65%
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
     Less: Expense               n/a               (0.18%)            n/a                 n/a                   n/a
Waiver/Reimbursement
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------
Net Expenses                     1.13%             0.52%              0.64%               1.22%                 0.65%
-------------------------------- ----------------- ------------------ ------------------- --------------------- --------------------

(1) The Management Fee paid to Multi-Cap Core Equity Fund's advisor for providing services to the fund consists of a basic annual fee rate of 0.70% of the fund's average daily net assets, and a performance adjustment, resulting in a minimum fee of 0.50% and a maximum of 0.90%. Because the performance adjustment is applied relative to the performance of the Russell 3000(R) Index, the fund's advisor could receive a positive performance adjustment even during periods where the fund's performance is negative.

(2) The "Other Expenses" for JNF Money Market Portfolio include custodian, administration, transfer agency and other customary fund expenses, and are based on amounts incurred during the Portfolio's most recently completed fiscal year.

The adviser for JNF Money Market Portfolio has contractually agreed to waive its investment advisory fees and/or reimburse the portfolio to the extent that the ratio of expenses (excluding brokerage fees and commissions, acquired fund fees and expenses, costs associated with the participation in the United States Department of the Treasury's Temporary Guarantee Program for Money Market Funds, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses) to net assets on an annual basis exceeds 0.50% for the portfolio. The adviser may discontinue this contractual limit at any time after April 30, 2010 and may recover any amounts waived or reimbursed under the contract provisions, to the extent that actual fees and expenses are less that the expense limitation, for a period of three years after the date of the waiver or reimbursement.

(3) The "Other Expenses" for NVIT Money Market Fund include administrative services fees which currently are 0.15%, but which are permitted to be as high as 0.25%. The full amounts of administrative services fees are not reflected in "Other Expenses" for Class I shares at this time because, until at least May 1, 2010, the Fund does not intend to pay insurance companies a higher amount. If the full amounts of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.74%.

 "Other Expenses" also includes payment by the NVIT Money Market Fund through September 18, 2009 of an amount equal to 0.03% of the value of the fund's net assets as of September 19, 2008 to participate in the United States Department of the Treasury's Temporary Guarantee Program for Money Market Funds.

NORTHERN LIGHTS VARIABLE TRUST JNF MONEY MARKET PORTFOLIO
---------------------------------------------------------

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital and daily liquidity.

STRATEGY

The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The sub-adviser considers interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques when selecting Portfolio securities. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the sub-adviser's outlook for the U.S. and foreign economies, the financial markets and other factors. The sub-adviser focuses on securities that offer safety, liquidity, and a competitive yield. The sub-adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities. There is no guarantee that the sub-adviser's security selection techniques will produce the desired results.

INVESTMENTS

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio's investments in the types of securities described in this prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase. The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

SELL DISCIPLINE

The Portfolio typically will sell a security when it has reached its appreciation potential, has ceased to meet the model investment criteria or otherwise has deteriorating fundamentals. Securities also may be sold to make cash available to take advantage of other, more attractive investment opportunities that meet the Portfolio's selection criteria, or for defensive purposes.

PRIMARY RISKS

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The primary risks of investing in the Portfolio are described below. The Portfolio's exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

     o    The Portfolio's ability to achieve its objective

     o    The markets in which the Portfolio invests

     o    The investments the Portfolio makes in those markets

     o    Prevailing economic conditions over the period of an investment

CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Securities rated below-investment grade are especially susceptible to this risk.

FOREIGN SECURITIES RISK: Foreign securities have additional risks, including relatively low market liquidity, decreased publicly available information about the issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

INFLATION-INDEXED SECURITIES RISK: A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

INTEREST RATES AND BOND MATURITIES RISK: Interest rate risk refers to the risk that changing interest rates may adversely affect the market value of an investment. With fixed-income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed-income securities is subject to risk even if all the fixed-income securities in the portfolio are paid in full at maturity. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

MANAGEMENT RISK: The sub-adviser's investment techniques may be unsuccessful and cause the Portfolio to incur losses.

MARKET RISK: The prices of and the income generated by securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

MUNICIPAL BOND RISK: Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. To the extent that the Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

U.S. GOVERNMENT OBLIGATIONS RISK: The Portfolio may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Portfolio holding securities of such issuer might not be able to recover its investment from the U.S. Government.

TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS
On October 3, 2008, the Board of Trustees of the Northern Lights Variable Trust authorized the participation by the Money Market Portfolio in the U.S. Treasury's (the "Treasury") Temporary Money Market Guarantee Program (the "Program"), and the Portfolio currently participates in the Program. Under the Program, the Treasury guarantees the Portfolio's $1.00 share price for shares held by a shareholder as of September 19, 2008 if: (1) the Portfolio's net asset value falls below $0.995 per share; (2) the Portfolio promptly liquidates thereafter; and (3) the liquidation proceeds are less than $1.00 per share. The Program protects the lesser of (i) the number of shares held in a shareholder account in the Portfolio as of the close of business on September 19, 2008 or
(ii) the number of shares held in a shareholder account in the Portfolio on the date on which the liquidation occurred.

The Program does not cover or protect shares acquired by an investor after September 19, 2008. Furthermore, the Program's coverage for all participating mutual funds is currently approximately $50 billion and therefore does not guarantee investors will receive a $1.00 net asset value upon the liquidation or redemption of the investor's shares.

The cost to the Portfolio of participation in the Program for the three-month initial term ended December 18, 2008 was 0.01% of its assets as of September 19, 2008. This expense was borne by the Portfolio outside of the reimbursement arrangements currently in place. The Program was authorized for an initial three-month term and has been renewed thereafter by the Treasury for additional terms, the latest of which ends on September 18, 2009. In no event will the Program extend beyond September 18, 2009, and any extension may continue to be limited to covering shareholders of record as of September 19, 2008.

The Board of Trustees has decided that the Program is beneficial to the Portfolio and its shareholders and has applied to continue its participation therein through September 18, 2009. The Portfolio will pay an additional 0.015% of its assets as of September 19, 2008 in order to continue to participate through September 18, 2009. Additional details regarding the Program are available at http://www.ustreas.gov.

FEES AND EXPENSES

The following table describes the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM TOTAL PORTFOLIO ASSETS)
------------------------------------------------------------------ -------------
Management Fees                                                    0.15%
------------------------------------------------------------------ -------------
12b-1 Fees                                                         0.00%
------------------------------------------------------------------ -------------
Other Fees(1)                                                      0.55%
------------------------------------------------------------------ -------------
Total Expenses                                                     0.70%
------------------------------------------------------------------ -------------
     Less: Expense Waiver/Reimbursement                            (0.18%)
------------------------------------------------------------------ -------------
Net Expenses(2)                                                    0.52%
------------------------------------------------------------------ -------------

(1) These expenses include custodian, administration, transfer agency and other customary fund expenses, and are based on amounts incurred during each Portfolio's most recently completed fiscal year.

(2) The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse each Portfolio to the extent that the ratio of expenses (excluding brokerage fees and commissions, acquired fund fees and expenses, costs associated with the participation in the United States Department of the Treasury's Temporary Guarantee Program for Money Market Funds, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses) to net assets on an annual basis exceeds 0.50% for the Money Market Portfolio. The Adviser may discontinue this contractual limit at any time after April 30, 2010 and may recover any amounts waived or reimbursed under the contract provisions, to the extent that actual fees and expenses are less that the expense limitation, for a period of three years after the date of the waiver or reimbursement.

NVIT MONEY MARKET FUND (CLASS I)
--------------------------------

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

     o commercial paper and other fixed-income securities issued by U.S. and foreign corporations;

     o    asset-backed securities comprised of commercial paper;

     o    U.S. government securities and U.S. government agency securities;

     o    obligations of foreign governments;

     o    commercial paper issued by states and municipalities and

     o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating-and adjustable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less.

Because the Fund invests in short-term securities, the subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities. The Fund's adviser has selected Federated Investment Management Company as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include, among other things:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. In addition, if an issuer's financial condition changes, the ratings on the issuer's securities may be lowered, which could negatively affect the prices of the securities the Fund owns.

PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

LIQUIDITY RISK - is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

ASSET-BACKED SECURITIES RISK - the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.

SHARE REDUCTION RISK - in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

OBLIGATIONS OF FOREIGN GOVERNMENTS - certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities. If the value of the Fund's investments goes down, you may lose money.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay when buying and holding shares of the Fund. The fees and expenses do not include sales charges and other expenses that may be imposed by variable insurance contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the variable insurance contract's prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------- ----------
Shareholder Fees (paid directly from your investment)                 N/A
--------------------------------------------------------------------- ----------
Annual Fund Operating Expenses (deducted from
Fund assets)
--------------------------------------------------------------------- ----------
Management Fees                                                       0.38%
--------------------------------------------------------------------- ----------
Distribution and/or Service (12b-1) Fees                              N/A
--------------------------------------------------------------------- ----------
Other Expenses (1)                                                    0.26%
--------------------------------------------------------------------- ----------
TOTAL ANNUAL FUND OPERATING EXPENSES (before Fee Waivers/Expense      0.64%
Reimbursements)
--------------------------------------------------------------------- ----------
Amount of Fee Waiver/Expense Reimbursement                            N/A
--------------------------------------------------------------------- ----------
TOTAL ANNUAL FUND OPERATING EXPENSES (after Fee Waivers/Expense       0.64%
Reimbursements)
--------------------------------------------------------------------- ----------

(1) "Other Expenses" include administrative services fees which currently are 0.15%, but which are permitted to be as high as 0.25%. The full amounts of administrative services fees are not reflected in "Other Expenses" for Class I shares at this time because, until at least May 1, 2010, the Fund does not intend to pay insurance companies a higher amount. If the full amounts of administrative services fees were charged, total operating expenses, after fee waivers and/or reimbursements, would be 0.74%.

 "Other Expenses" also includes payment by the Fund through September 18, 2009 of an amount equal to 0.03% of the value of the Fund's net assets as of September 19, 2008 to participate in the United States Department of the Treasury's Temporary Guarantee Program for Money Market Funds.

RYDEX VARIABLE TRUST U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------

OBJECTIVE

The Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

     o    Interest Rate Risk

     o    Stable Price Per Share Risk

     o    Credit Risk

     o    Income Risk

INTEREST RATE RISK - The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. However, the extremely short maturity of securities held in the Fund, certain of the underlying funds -- a means of achieving an overall Fund objective of principal safety -- reduces the likelihood of price fluctuation.

STABLE PRICE PER SHARE RISK - The U.S. Government Money Market Fund is subject to Stable Price Per Share Risk. The U.S. Government Money Market Fund's assets are valued using the amortized cost method, which enables the U.S. Government Money Market Fund to maintain a stable price of $1.00 per share. Although the U.S. Government Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The U.S. Government Money Market Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

CREDIT RISK - Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

INCOME RISK - Income Risk involves the potential for decline in the Fund's yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

FUND FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Owners of variable annuity and insurance contracts that invest in the funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the tables and examples do no reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If the tables and examples were to reflect the deduction of insurance charges, fees and expenses would be higher.

--------------------------------------------------------------------- ----------
Annual Fund Operating Expenses (deducted from
Fund assets)
--------------------------------------------------------------------- ----------
Management Fees                                                       0.50%
--------------------------------------------------------------------- ----------
Distribution and/or Service (12b-1) Fees                              N/A
--------------------------------------------------------------------- ----------
Other Expenses (1)                                                    0.75%
--------------------------------------------------------------------- ----------
TOTAL ANNUAL FUND OPERATING EXPENSES (before Fee Waivers/Expense      1.22%
Reimbursements)
--------------------------------------------------------------------- ----------
Amount of Fee Waiver/Expense Reimbursement                            N/A
--------------------------------------------------------------------- ----------
TOTAL ANNUAL FUND OPERATING EXPENSES (after Fee Waivers/Expense       1.22%
Reimbursements)
--------------------------------------------------------------------- ----------

SBL FUND SERIES C (MONEY MARKET)
--------------------------------

INVESTMENT OBJECTIVE

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

PRINCIPAL INVESTMENT STRATEGIES

Series C pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments, which may include restricted securities as discussed under "Principal Risks." Generally, the Series is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share, and it is possible to lose money by investing in the Series. The Series is subject to certain federal requirements which include the following:

     o Maintain an average dollar-weighted portfolio maturity of 90 days or less

     o Buy individual securities that have remaining maturities of 13 months or less

     o Invest only in high-quality, dollar-denominated, short-term obligations

A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less and may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Series' benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

PRINCIPAL RISKS

An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

ANNUAL OPERATING EXPENSES

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

----------------------------------------------------------------------
Advisory fee....................................     0.50%
Other expenses..................................     0.15%
TOTAL ANNUAL OPERATING EXPENSES.................     0.65%
----------------------------------------------------------------------

                                   APPENDIX B

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

THE FOLLOWING TABLES PROVIDE INFORMATION ABOUT THE PERSONS OR ENTITIES WHO, TO THE KNOWLEDGE OF THE FUND, OWNED BENEFICIALLY OR OF RECORD 5% OR MORE OF ANY CLASS OF THAT FUND'S OUTSTANDING SHARES AS OF FEBRUARY 16, 2010:

------------------------------------------------------ -------------------- ------------------------------
                                                         PERCENT OF CLASS
NAME AND ADDRESS OF SHAREHOLDER                         OF SHARES AND TYPE        PERCENTAGE OF FUND
                                                          OF OWNERSHIP
------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

------------------------------------------------------ -------------------- ------------------------------

                                   APPENDIX C

                           MULTI-CAP CORE EQUITY FUND

                  PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES


         This Plan of Liquidation and Dissolution of Series (the "Plan") is made by Rydex Variable Trust (the "Trust"), a Delaware business trust, with respect to Multi-Cap Core Equity Fund (the "Fund"), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Fund is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Delaware law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Trust's Declaration of Trust dated the 11th day of June, 1998, as amended (the "Declaration of Trust").


         WHEREAS, the Trust's Board of Trustees (the "Trustees") have determined, on behalf of the Fund, that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

         WHEREAS, at a meeting of the Trustees on February 12, 2010, this Plan as the method of liquidating and dissolving the Fund in accordance with applicable provisions of Delaware law and the Trust's Declaration of Trust, including but not limited to, Section 11.04 of the Declaration of Trust was considered and adopted.


         NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth.


1. Effective Date of Plan. This Plan shall become effective immediately upon a vote approving the Plan by the requisite number of the outstanding shares of the Fund entitled to vote at a special meeting of shareholders of the Fund duly called for such purpose to be held on April 7, 2010, or such other date as determined by an officer of the Fund, which date is hereinafter called the "Effective Date". This Plan shall not become effective if it has not been approved by a majority of the shares of the Fund outstanding and entitled to vote.


2. Liquidation. As soon as practicable following the Effective Date, the Fund shall be liquidated in accordance with Section 331 of the Code (the "Liquidation").

3. Cessation of Business. As soon as is reasonable and practicable on or after the Effective Date, the Fund shall cease its business activities, except for the purposes of winding up its business and affairs, and shall distribute the Fund's assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its shareholders and assets, until the final liquidating distribution to its shareholders has been made.


4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on April 23, 2010, or such other date as determined by the Bard. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of Delaware or otherwise, the shareholders' respective interests in the Fund' assets shall not be transferable or redeemable.


5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, or such other date as determined by the Board, (the "Liquidation Date"), all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.


6. Liabilities. Between the Effective Date and the Liquidation Date (the "Liquidation Period"), the Fund shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Fund. If the Fund is unable to pay, discharge or otherwise provide for any liabilities of the Fund during the Liquidation Period, the Fund may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund's books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Fund on the Fund's books.

7. Distribution to Shareholders. On the Liquidation Date, the Fund's assets will be distributed ratably among the Fund's shareholders of record in one or more cash payments which shall immediately be allocated to Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund, Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), as applicable. The first distribution of the Fund's assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund.


         If the Trustees are unable to make distributions to all of the Fund's shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Fund shares are payable, the Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders.


8. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

          a. The Trust will determine the shareholders of record of the Fund as of the Effective Date of the Plan.


          b. The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Fund (net of all expenses associated with effecting the disposition of such cash or distribution).


          c. The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution in accordance with paragraph 7 above.


          d. If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining Fund of the Trust based on the net assets of each Fund.


9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund' investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.


10. Powers of Trustees. The Trust's Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.


11. Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of the Fund's net assets to its shareholders in accordance with the laws of Delaware, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Fund and its shareholders.


12. Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Fund.

13. Filings. As soon as practicable after the final distribution of the Fund's assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Fund and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the Trust's Declaration of Trust, Delaware law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Fund' final income tax returns, Forms 966, 1096 and 1099.


14. Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15. Governing Law. This Plan shall be governed and construed in accordance with the laws of Delaware.

                                      RYDEX VARIABLE TRUST
                                      on behalf of Multi-Cap Core Equity Fund



                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                              RYDEX VARIABLE TRUST
                          9601 BLACKWELL RD., SUITE 500
                            ROCKVILLE, MARYLAND 20850

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                  APRIL 7, 2010

The undersigned hereby appoint(s) Joanna Haigney, Nick Bonos, and Michael Byrum, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Multi-Cap Core Equity Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 7, 2010 at 3:00 p.m., Eastern Time, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            V FOLD AND DETACH HERE V
.................................................................................


                           MULTI-CAP CORE EQUITY FUND
                                  (THE "FUND")
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 7, 2010

       THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL
       ------------------------------------------------------------------

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate boxes below:

To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of Multi-Cap Core Equity
Fund.

        FOR                    AGAINST                ABSTAIN

        | |                      | |                    | |



                                                        PLEASE VOTE BY       |X|
                                                        CHECKING THE
                                                        APPROPRIATE BOX
                                                        AS IN THIS EXAMPLE


Signature: ______________________              Signature (if held jointly):_____


Date: ___________________________              Date: ___________________________

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. THE BOARD OF TRUSTEES OF RYDEX VARIABLE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

Online                    1.   Click on www.proxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 866-796-7186.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail your
                               proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place April
                          7, 2010, at 3:00 p.m., Eastern Time, at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500,
                          Rockville, Maryland 20850 .

                            V FOLD AND DETACH HERE V
--------------------------------------------------------------------------------

                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY